EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


            We  consent  to  the  incorporation  by  reference  in  Registration
Statement No. 33-16201 on Form S-8 of our report dated February 18, 2000, appearing in this Annual Report on Form 10-K of The Deltona Corporation for the year ended December 31, 1999.

JAMES MOORE & CO.  P.L.

Certified Public Accountants
Gainesville, Florida

March 24, 2000

                                                                     EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


            We consent to the incorporation by reference in Registration Statement No. 33-16201 on Form S-8 of our report dated March 25, 1998, appearing in this Annual Report on Form 10-K of The Deltona Corporation for the year ended December 31, 1999.

DELOITTE & TOUCHE  LLP

Certified Public Accountants
Miami, Florida

March 24, 2000